UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2004

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court
Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Item 5.  Other Events.

On January 23, 2004, Aerogen, Inc., a Delaware corporation (the “Company”), closed a convertible debt financing, resulting in gross proceeds of $505,133 from the Carpenter Family Trust (the “Financing”).  The trustees of the Carpenter Family Trust are Aerogen’s Chairman and Chief Executive Officer, Dr. Jane Shaw and her husband Peter Carpenter.

Under the terms of the Financing, the Company issued a secured convertible debenture with a face amount of $500,000 that bears interest at a rate of 10% per annum and is due March 1, 2004.  The conversion price of the debenture is $3.044, which is equal to the average daily closing bid price of the Company’s common stock for the five trading days ending January 22, 2004.  If converted, the debenture would result in the issuance of approximately 164,258 shares of common stock.  The Carpenter Family Trust also purchased a four-year warrant, exercisable on or after July 26, 2004 for up to approximately 82,129 shares of common stock at an exercise price of $3.044 per share.

In connection with this transaction, SF Capital Partners, Ltd. (“SF Capital”) and the Company amended the secured convertible debentures previously issued to SF Capital to permit this additional indebtedness, and to extend the maturity of SF Capital’s September 9, 2003 debenture to March 1, 2004. The amendments to the SF Capital debentures are attached as Exhibits 10.18 and 10.19 hereto. The transaction agreements effecting the Financing are attached as Exhibits 10.20, 10.21, 10.22 and 10.23 hereto.  A press release announcing the financing is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(a)                                  Financial statement of business acquired. Not applicable.

(b)                                 Pro forma financial information. Not applicable.

(c)                                  Exhibits

Exhibit Number	Description

10.18	Amendment to Secured Convertible Debenture, dated January 7, 2004, by and between the Company and SF Capital.

10.19	Amendment No. 2 to Secured Convertible Debenture and Consent, dated as of January 20, 2004, by and between the Company and SF Capital.

10.20	Loan and Securities Purchase Agreement, dated as of January 23, 2004, by and between the Company and The Carpenter 1983 Family Trust UA (the “Trust”).

10.21	Debenture, dated as of January 23, 2004, issued by the Company in favor of the Trust.

10.22	Registration Rights Agreement, dated as of January 23, 2004, by and between the Company and the Trust.

10.23	Warrant, dated as of January 23, 2004, issued by the Company in favor of the Trust.

99.1	Press Release, dated January 26, 2004, entitled “Aerogen, Inc. Announces Closing of Private Offering of Convertible Debentures and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: January 30, 2004	By:	/s/ Robert S. Breuil
		Name:	Robert S. Breuil
		Title:	Chief Financial Officer and Vice President of Corporate Development

INDEX TO EXHIBITS

Exhibit Number	Description

10.18	Amendment to Secured Convertible Debenture, dated January 7, 2004, by and between the Company and SF Capital.

10.19	Amendment No. 2 to Secured Convertible Debenture and Consent, dated as of January 20, 2004, by and between the Company and SF Capital.

10.20	Loan and Securities Purchase Agreement, dated as of January 23, 2004, by and between the Company and The Carpenter 1983 Family Trust UA (the “Trust”).

10.21	Debenture, dated as of January 23, 2004, issued by the Company in favor of the Trust.

10.22	Registration Rights Agreement, dated as of January 23, 2004, by and between the Company and the Trust.

10.23	Warrant, dated as of January 23, 2004, issued by the Company in favor of the Trust.

99.1	Press Release, dated January 26, 2004, entitled “Aerogen, Inc. Announces Closing of Private Offering of Convertible Debentures and Warrants.”